VAN KAMPEN HIGH YIELD FUND

Supplement dated March 11, 2009 to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated December 30, 2008,
and to the

Class I Shares Prospectus
dated December 30, 2008

The Prospectuses are hereby supplemented as follows:

The following is hereby added immediately after the “Understanding Maturities” and “Understanding Duration” table in the section entitled “Investment Objectives, Principal Investment Strategies and Risks — Principal Investment Strategies and Risks:”

Loans.  Consistent with the Fund’s strategy of investing in income securities, the Fund may invest up to 20% of its total assets in fixed and floating rate loans. Loans are typically arranged through private negotiations between the borrower and one or more of the lenders. Loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. The loans in which the Fund invests are generally in the form of loan assignments and participations of all or a portion of a loan from another lender. In the case of an assignment, the Fund acquires direct rights against the borrower on the loan, however, the Fund’s rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In the case of a participation, the Fund typically has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.

Loans are subject to credit risk, market risk, income risk and call risk similar to the corporate bonds in which the Fund invests. To the extent that the loans in which the Fund invests are medium- or lower-grade, such loans are subject to same type of risks generally associated with such medium- and lower-grade securities as described in the prospectus. Loans may have less credit risk than corporate bonds because loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. However, loans generally do not have as broad of a secondary market compared to many corporate bonds and this may impact the market value of such loans and the Fund’s ability to dispose of particular loans when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for loans may also make it more difficult for the Fund to value these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

HYISPT 3/09